UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 8, 2005

CINCINNATI BELL INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

201 East Fourth Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

(513) 397-9900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed for the purpose of adjusting certain of the subsidiary guarantor financial information set forth in Note 20 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “2004 Annual Report”). In February 2005, the Company issued $250 million aggregate principal amount of 7% Senior Notes Due 2015 (the “7% Notes”) and an additional $100 million aggregate principal amount of its previously issued 8 3/8% Senior Subordinated Notes Due 2014 (the “8 3/8% Notes” and, together with the 7% Notes, the “2005 Notes”) pursuant to Rule 144A and Regulation S of the Securities Act of 1933 (the “Securities Act”). The 2005 Notes are guaranteed by the Company’s subsidiaries (collectively, the “2003 Guarantors”) that initially guaranteed the Company’s previously issued 7 1/4% Senior Notes Due 2013 and 8 3/8% Senior Subordinated Notes Due 2014 (together, the “2003 Notes”) and the following other subsidiaries of the Company: BCSI Inc., BCSIVA Inc., BRCOM Inc., BRWL, LLC, BRWSVCS LLC, Cincinnati Bell Technology Solutions Inc., IXC Business Services, LLC and IXC Internet Services, Inc. (collectively, the “2005 Guarantors” and, together with the 2003 Guarantors, the “Guarantors”).

In connection with the issuance of the 2005 Notes, the Company and the Guarantors agreed to conduct a registered exchange offer (the “Exchange Offer”) to exchange each series of the 2005 Notes, which have certain transfer restrictions, for a like principal amount of new notes of each series that have been registered under the Securities Act. Also in connection with the issuance of the 2005 Notes, the 2005 Guarantors became guarantors of the 2003 Notes. As a result, the 2003 Notes and the 2005 Notes are currently guaranteed by each of the Guarantors. However, the subsidiary guarantor financial information presented in Note 20 to the Company’s Consolidated Financial Statements included in its 2004 Annual Report reflects the guarantor structure of the 2003 Notes as it existed as of December 31, 2004 and does not reflect the additional guarantees made in connection with the issuance of the 2005 Notes. In order to satisfy certain disclosure requirements of the Securities Act applicable to the Exchange Offer, the Company is filing herewith as Exhibit 99.1 certain subsidiary guarantor financial information. The information set forth in Exhibit 99.1 adjusts certain guarantor information set forth in the Company’s Consolidated Financial Statements included in its 2004 Annual Report to reflect the current guarantor structure of its outstanding notes.

Other than the changes noted above, the information set forth in Exhibit 99.1 does not adjust the Company’s Consolidated Financial Statements included in its 2004 Annual Report, including for events subsequent to the filing of the 2004 Annual Report and the failure to so update shall not be construed as a representation that the information therein has not been subject to subsequent developments. For information regarding subsequent developments of the Company, refer to the Company’s periodic filings under the Securities Exchange Act of 1934.

Filed as Exhibit 23.1 hereto is the Company’s independent registered public accounting firms’ consent to the incorporation by reference in certain registration statements of their report included in Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Consolidated Financial Statements of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cincinnati Bell Inc.

Date: July 8, 2005	By:	/s/ Christopher J. Wilson
	Name:	Christopher J. Wilson
	Title:	Vice President and General Counsel